UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2020

Xenia Hotels & Resorts, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36594	20-0141677
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 S. Orange Avenue, Suite 2700
Orlando, Florida 32801
(Address of Principal Executive Offices)

(407) 246-8100
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	XHR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item      7.01.       Regulation FD Disclosure

On April 17, 2020, the Company issued a press release announcing an update on the previously announced pending disposition of Renaissance Austin Hotel, as well as an update on the impact of COVID-19 on its operations.

The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains statements as to the Company's beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, statements regarding the status and outcome of certain asset sale transactions, the suspension of operations at our hotel properties, the anticipated impact of the COVID-19 pandemic on travel, transient and group demand, the anticipated impact of such pandemic on our results of operations, and the resulting amount of cancellation and attrition fees and cost-containment efforts.

These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These risks and uncertainties include, but are not limited to, the effects of the COVID-19 pandemic, including on the demand for travel, transient and group business (including, but not limited to, government-imposed travel or meeting restrictions), and levels of consumer confidence in the safety of travel as a result of the pandemic; the length of the COVID-19 pandemic and severity of such pandemic in the United States; the pace of economic recovery and the recovering of consumer confidence following the COVID-19 pandemic; our ability to implement cost-containment strategies; and the adverse effects of the COVID-19 pandemic on our business or the market price of our common stock. Other factors that could cause results to differ are described in the filings made from time to time by the Company with the U.S. Securities and Exchange Commission and include the risk factors and other risks and uncertainties described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. Except as required by law, the Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

Item    9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release of Xenia Hotels & Resorts, Inc., dated April 17, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenia Hotels & Resorts, Inc.

Date: April 17, 2020	By:	/s/ Atish Shah
	Name:	Atish Shah
	Title:	Executive Vice President and Chief Financial Officer